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                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  July 26, 2001
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                Date of Report (Date of earliest event reported)



                     COMMUNICATION INTELLIGENCE CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               0-19301                                  94-2790442
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       (Commission file number)            (IRS employer identification number)


            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
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                    (Address of principal executive offices)

                                 (650) 802-7888
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              (Registrant's telephone number, including area code)






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ITEM 5. OTHER EVENTS.

      Communication Intelligence Corporation (the "Company") incorporates herein by reference the matters set forth in the Company's press release dated July 26, 2001 (filed as Exhibit 99.1 hereto).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS. The following document is being filed by the Company as an Exhibit to this report.


EXHIBITS

   99.1    Press release of the Company dated July 26, 2001.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2001


                               COMMUNICATION INTELLIGENCE CORPORATION
                               --------------------------------------
                                           (Registrant)


                               By:  /s/ Marjorie Bailey
                                   -------------------------------
                                   Marjorie Bailey
                                   Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.     Subject Matter                                     Page No.
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     99.1       Press release of the Company dated July 26, 2001   5









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